Exhibit 10.10
April 1, 2008
Peter D. Haytaian
President and Chief Executive Officer
AMERIGROUP New Jersey, Inc.
399 Thornall Street, 9th Floor
Edison, NJ 08837
Dear Mr. Haytaian:
Enclosed is an HMO contract amendment that extends the contract for one month to July 31, 2008. All terms of the current contract including the existing capitation remain in full force and effect.
Please review and return five original signed copies to the Office of Managed Health Care by April 18, 2008. If you have any questions, please do not hesitate to call me at 609-588-2705.

Sincerely, /s/ Jill Simone Jill Simone, MD Executive Director Office of Managed Health Care

JS
Enclosure

c:	John R. Guhl
David Lowenthal
John Koehn
Jennifer Langer
New Jersey Is An Equal Opportunity Employer • Printed on Recycled Paper and Recyclable

ONE MONTH EXTENSION OF CONTRACT BETWEEN
STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP New Jersey, Inc., CONTRACTOR
In accordance with Article 7, Section 7.11.2A, 7.11.2C and 7.11.2D, of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective October 1, 2000, and last amended in July 2007, the parties agree that the contract shall be extended for one month to July 31, 2008. All terms of the contract including the existing rate, which shall be the interim capitation rate, shall remain in full force and effect.
Each signatory below warrants that she or he has the authority to execute this extension agreement.

AMERIGROUP New Jersey, Inc.		State of New Jersey Department of Human Services

By:	/s/ Peter D. Haytaian	By:

	Peter D. Haytaian		John R. Guhl
Title:	President and Chief Executive Officer	Title:	Director, Division of Medical Assistance and Health Services

Date:	April 16, 2008	Date:

Approved As To Form Only
Anne Milgram, Attorney General
State of New Jersey
By:
Deputy Attorney General
Date: